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                                                                    Exhibit 23.2

                        Consent of Independent Auditors
                        -------------------------------


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ACT Teleconferencing, Inc. 2000 Stock Option Plan of our report dated February 8, 2000, with respect to the consolidated financial statements and schedule of ACT Teleconferencing, Inc. included in its Annual Report (Form 10-KSB/A) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                         /s/ ERNST & YOUNG LLP

Denver, Colorado
November 13, 2000